Exhibit 99.1

Autoliv and Volvo Cars to create joint venture for autonomous driving

A press conference will be held September 6th at 15.00 CEST (see invitation on the next page).

(Stockholm, Sweden, 2016-09-06) – – – Autoliv, Inc. (NYSE: ALV and SSE: ALIVsdb), the worldwide leader in automotive safety systems and Volvo Cars, the global premium car maker, have signed a letter of intent to form a new jointly-owned company to develop next generation autonomous driving software.

The planned new company will have its headquarters in Gothenburg, Sweden, and an initial workforce taken from both companies of around 200, increasing to over 600 in the medium term. The company is expected to start operations in early 2017.

Once finalized, the joint venture will be a new entrant in the growing global market for autonomous driving software systems. It will mark the first time a leading premium car maker has joined forces with a tier one supplier to develop new advanced driver assist systems (ADAS) and autonomous driving (“AD”) technologies.

The new company, which has yet to be named, will develop ADAS and AD systems for use in Volvo Cars and for sale exclusively by Autoliv to all car makers globally, with revenues shared by both companies.

The joint venture will bring together two global leaders in automotive safety, underlining the contribution ADAS and AD can make to road safety and accelerating the development and introduction of fully autonomous cars.

Autoliv is the world’s leading supplier of safety systems to car makers worldwide and has led the way in the development and introduction of active and passive safety technologies to the world’s car makers for more than 60 years.

Volvo Cars has an established reputation for making some of the world’s safest cars, having invented the three point safety belt and consistently developed and introduced world leading active and passive safety systems. It has a medium term vision that no one will be killed or seriously injured in a new Volvo by 2020.

Jan Carlson, Chairman, Chief Executive Officer & President of Autoliv, said: “There are no two companies that can claim to have done more for automotive safety worldwide than Autoliv and Volvo. This new company is a recognition of the fact that autonomous driving is the next step to transform road safety.”

Håkan Samuelsson, President & Chief Executive Officer of Volvo Car Group, said: “By combining our know-how and resources we will create a world leader in AD software development. This means we can introduce this exciting technology to our customers faster.”

Both Autoliv and Volvo Cars will provide intellectual property for their ADAS systems to the joint venture. From this base the company will develop new ADAS technologies and AD systems. The new company is expected to have its first ADAS products available for sale by 2019 with AD technologies available by 2021.

Autoliv will be the exclusive supplier and distribution channel for all the new company’s products towards third parties, except Volvo Cars which will source directly from the new company. Its management will be comprised of representatives from Autoliv and Volvo Cars. Dennis Nobelius, Managing Director of Volvo Switzerland and formerly Vice President Vehicle line 90 at Volvo, will be the Chief Executive Officer of the new joint venture.

Autoliv Inc.	Autoliv North America
World Trade Center	26545 American Drive
Klarabergsviadukten 70	Southfield, MI 48034, USA
P. O. Box 703 81, SE-107 24 Stockholm, Sweden	Phone: +1 (248) 794 4537
Phone: +46 (8) 58 72 06 27	e-mail: ray.pekar@autoliv.com
e-mail: thomas.jonsson@autoliv.com

The non-binding letter of intent is subject to further negotiations and the parties reaching a final definitive agreement, and there is no guarantee that any definitive agreement will be reached or that the forming of the joint venture contemplated by the non-binding letter of intent will occur.

Photos are available at http://news.cision.com/se/autoliv

Inquiries:

Thomas Jönsson, Autoliv Group Vice President Communications	Tel +46 (0)8 58 72 06 27

This information is information that Autoliv, Inc. is obliged to make public pursuant to the EU Market Abuse Regulation. The information was submitted for publication, through the contact person set out above, at 11:00 CEST on September 6, 2016.

Volvo Cars and Autoliv invite you to a press conference

Jan Carlson, Chairman, President and Chief Executive Officer, Autoliv, and Håkan Samuelsson, President and Chief Executive Officer, Volvo Car Group, will host a joint press conference. Please note that no interviews will be made prior to the press conference.

Time

Tuesday, September 6th at 15.00 CEST (i.e. 14:00 UK Time, 09:00 am ET)

Location

Conference & Events 7A Centralen

Address: Vasagatan 7A, 3rd floor, Stockholm

Attend the Press conference:	Register here

Attend the Webcast:	Follow the link on www.autoliv.com

Attend by phone:	To participate in the Q&A session, please dial in 5-10 minutes prior to the start time:

National free phone - United Kingdom:	0800 279 5004

National free phone - United States of America:	1-877-280-2296

National free phone - Sweden:	0200 883 440

International Call:	+44(0)20 3427 1917

Confirmation Code:	9309771

Audio replay:	An audio replay will be available after the conference on www.autoliv.com until September 12, 2016.

Autoliv Inc.	Autoliv North America
World Trade Center	26545 American Drive
Klarabergsviadukten 70	Southfield, MI 48034, USA
P. O. Box 703 81, SE-107 24 Stockholm, Sweden	Phone: +1 (248) 794 4537
Phone: +46 (8) 58 72 06 27	e-mail: ray.pekar@autoliv.com
e-mail: thomas.jonsson@autoliv.com

Transcript:	A transcript of the press conference will be available on www.autoliv.com under the Investors section, Presentations & Transcripts.

Slides:	Slides related to this press conference will be posted to Autoliv’s website at www.autoliv.com under the Investors section, Presentations & Transcripts.

Welcome!

Autoliv Inc.	Autoliv North America
World Trade Center	26545 American Drive
Klarabergsviadukten 70	Southfield, MI 48034, USA
P. O. Box 703 81, SE-107 24 Stockholm, Sweden	Phone: +1 (248) 794 4537
Phone: +46 (8) 58 72 06 27	e-mail: ray.pekar@autoliv.com
e-mail: thomas.jonsson@autoliv.com

About Autoliv

Autoliv, Inc. is the worldwide leader in automotive safety systems, and through its subsidiaries develops and manufactures automotive safety systems for all major automotive manufacturers in the world. Together with its joint ventures, Autoliv has more than 80 facilities with around 66,000 employees in 27 countries. In addition, Autoliv has 22 technical centers in nine countries around the world, with 20 test tracks, more than any other automotive safety supplier. Sales in 2015 amounted to about US $9.2 billion. Autoliv’s shares are listed on the New York Stock Exchange (NYSE: ALV) and its Swedish Depository Receipts on Nasdaq Stockholm (ALIV sdb). For more information about Autoliv, please visit our company website at www.autoliv.com.

Safe Harbor Statement

This report contains statements that are not historical facts but rather forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include those that address activities, events or developments that Autoliv, Inc. or its management believes or anticipates may occur in the future. All forward-looking statements are based upon our current expectations, various assumptions and data available from third parties. Our expectations and assumptions are expressed in good faith and we believe there is a reasonable basis for them. However, there can be no assurance that such forward-looking statements will materialize or prove to be correct as forward-looking statements are inherently subject to known and unknown risks, uncertainties and other factors which may cause actual future results, performance or achievements to differ materially from the future results, performance or achievements expressed in or implied by such forward-looking statements. Numerous risks, uncertainties and other factors may cause actual results to differ materially from those set out in the forward-looking statements, including, without limitation, the uncertainty as to whether a binding or definitive agreement will be reached between the parties regarding the proposed joint venture; the impact of any changes to the terms of the proposed joint venture agreed to during the negotiation of a definitive agreement; the uncertainty as to whether any binding or definitive agreement regarding the proposed joint venture will ultimately be consummated; the impact of any regulatory reviews of the proposed joint venture; uncertainties as to the future operating, financial and other developments with respect to the joint venture; our ability to manage and obtain the benefits of the activities of the proposed joint venture; and the impact of any changes in general economic and market conditions. For any forward-looking statements contained in this or any other document, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and we assume no obligation to update publicly or revise any forward-looking statements in light of new information or future events, except as required by law..

Autoliv Inc.	Autoliv North America
World Trade Center	26545 American Drive
Klarabergsviadukten 70	Southfield, MI 48034, USA
P. O. Box 703 81, SE-107 24 Stockholm, Sweden	Phone: +1 (248) 794 4537
Phone: +46 (8) 58 72 06 27	e-mail: ray.pekar@autoliv.com
e-mail: thomas.jonsson@autoliv.com